UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation or organization)
001-37860	81-3434516
(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 20, 2024, Varex Imaging Corporation (the “Company”) completed its previously announced private offering of $125 million aggregate principal amount of its 7.875% Senior Secured Notes due 2027 (the “Additional Notes”) to initial purchasers for resale to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act.

The Company intends to use the estimated $124 million of net proceeds from the offering of the Additional Notes to (i) pay the fees and expenses related to the offering and (ii) fund the partial repayment of the $200 million aggregate principal amount of the Convertible Notes on their maturity date on June 1, 2025 or the repurchase of Convertible Notes prior to their maturity date. The net proceeds of the offering were deposited (which are net of the related offering fees and expenses) into a restricted account with such proceeds solely being used to repay or repurchase the Convertible Notes.

The Additional Notes were issued pursuant to the Indenture, dated as of September 30, 2020, by and among the Company, the guarantors party thereto (the “Guarantors”), and Wells Fargo Bank, National Association, a national banking association, as trustee and as collateral agent (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of December 20, 2024, by and among the Company, the Guarantors, and Computershare Trust Company, N.A., in its capacity as trustee and notes collateral agent (as successor to Wells Fargo Bank, National Association) (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). A description of the Base Indenture is included in the Company Form 8-K filed on October 1, 2020, which such description is incorporated herein.

The Additional Notes were issued as additional notes under the Indenture and are part of the same issue as the Company’s previously issued $300 million aggregate principal of 7.875% senior secured notes due 2027 (the “Existing Notes”), of which $243 million is currently outstanding. Other than their issuance date, offering price and first interest payment date, the Additional Notes have the same terms as the Existing Notes.

The above summary of the Supplemental Indenture and the Additional Notes does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture and the Additional Notes, copies of which are filed as Exhibits 4.1 and 4.2, hereto, respectively, and incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement

On April 26, 2024, the Company entered into a secured delayed draw term loan credit agreement (the “Equipment Credit Agreement”), providing for a secured equipment credit facility of up to $20.0 million. . The Company has not utilized this equipment credit facility, and following the consummation of the offering of the Additional Notes, the Company intends to terminate the Equipment Credit Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01    Other Events

On December 23, 2024, the Company issued a press release announcing the closing of the offering of the Additional Notes. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Some of the statements in this Form 8-K are “forward-looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These “forward-looking” statements relate to the use of proceeds from the offering of the Additional Notes and the Company’s intent to terminate the Equipment Credit Agreement. These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this Form 8-K. The forward-looking statements in this Form 8-K speak only as of the date of this Form 8-K and are subject to uncertainty and changes, including those contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2024 filed on November 19, 2024 with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. Given these circumstances, you should not place undue reliance on these forward-looking statements. Varex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such forward-looking statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

4.1
Supplemental Indenture, dated as of December 20, 2024, by and among Varex Imaging Corporation, the Guarantors party thereto and Computershare Trust Company, N.A., in its capacity as successor trustee and successor notes collateral agent

4.2
Form of 7.875% Senior Secured Notes due 2027, included as Exhibit A to the Base Indenture (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K filed November 30, 2020).

99.1	Press Release dated December 23, 2024 announcing closing of private offering of the Additional Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: December 23, 2024	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, Chief Legal Officer and Corporate Secretary